                                EXHIBIT 10.20



                                LETTER AGREEMENT

                 THIS AGREEMENT is made this 22nd day of March, 1995 by and among MG TRADE FINANCE CORP., a Delaware corporation ("MGTF"), CITIZENS BANK AND TRUST COMPANY, a Missouri bank ("CBTC") and AMERICAN INTERNATIONAL REFINERY, INC., a Louisiana corporation ("AIRI").

                                  WITNESSETH:

                 WHEREAS, MGTF is entering into a Subordination and Standby Agreement (the "MGTF Agreement") dated the date hereof, with Gold Line Refining, Ltd., a Texas limited partnership ("Gold Line") and NationsBank of Texas, N.A., a national bank ("NationsBank"), whereby the MGTF Obligations (as defined in the MGTF Agreement) shall be fully subordinated in right of payment and claim in favor of the NationsBank Obligations (as defined in the MGTF Agreement) and

                 WHEREAS, CBTC is entering into a Subordination and Standby Agreement (the "CBTC Agreement") dated the date hereof, with Gold Line and NationsBank, whereby the CBTC Obligations (as defined in the CBTC Agreement) shall be fully subordinated in right of payment and claim in favor of the NationsBank Obligations (as defined in the CBTC Agreement); and

                 WHEREAS, AIRI is entering into a Subordination and Standby Agreement (the "AIRI Agreement") dated the date hereof, with Gold Line and NationsBank, whereby the AIRI Obligations (as defined in the AIRI Agreement) shall be fully subordinated in right of payment and claim in favor of the NationsBank Obligations (as defined in the AIRI Agreement); and

                 WHEREAS, CBTC is issuing an irrevocable standby letter of credit, dated on or about the date hereof, in favor of NationsBank as beneficiary (the "Letter of Credit") in the amount of $1,700,000 pursuant to the CBTC Agreement; and

                 WHEREAS, MGTF, CBTC and AIRI each desire to make the agreements set forth herein;

                 NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1. CBTC agrees that it will not take any action to amend or in any way alter, nor will it allow Gold Line or NationsBank to amend or in any way alter, the terms of the CBTC Agreement without the prior written consent of MGTF and AIRI.

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2.       AIRI agrees that it will not take any action to amend or in any way alter, nor will it allow Gold Line or NationsBank to amend or in any way alter, the terms of the AIRI Agreement without the prior written consent of MGTF and CBTC.

3. MGTF agrees that it will not take any action to amend or in any way alter, nor will it allow Gold Line or NationsBank to amend or in any way alter, the terms of the MGTF Agreement without the prior written consent of AIRI and CBTC.

4. CBTC agrees that it will not take any action to amend or in any way alter, nor will it allow NationsBank to amend or in any way alter, the terms of the Letter of Credit, except to provide extensions thereto, without the prior written consent of MGTF.

5. CBTC agrees that in the event that the Letter of Credit is about to expire without NationsBank having transferred the Letter of Credit to MGTF, then, to the extent that any of the MGTF Obligations existing on the date hereof are still outstanding, (i) CBTC will use its beat efforts to extend the term of the Letter of credit or (ii) immediately upon the expiration of the Letter of Credit will issue to MGTF a letter of credit for any undrawn portion under the Letter of Credit.

6. Each of CBTC and MGTF acknowledges and affirms the subordination provisions set forth in the terms of the letter agreement, dated on or about November 15, 1990, from CBTC to MGTF, as amended by the letter agreement, dated on or about April 15, 1991, from CBTC to MGTF.

7. The term of this Agreement shall terminate upon the termination of the MGTF Agreement, the CBTC Agreement and the AIRI Agreement.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

9. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective assignees, transferees, and successors.

10. This Agreement may be executed in counterparts, each of which shall be an original, but all of which, taken together, shall constitute the one and the same instrument.





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                 IN WITNESS WHEREOF, each of MGTF, CBTC and AIRI have executed this Agreement by their duly authorized officers as of the date first above written.



                            MG TRADE FINANCE CORP.


                            By:   /s/ William D. Rutherford
                                  ------------------------------------------
                                  Name:       William D. Rutherford
                                  Title:      Director of Special Projects



                            By:   /s/ Tommy L. Byrd
                                  ------------------------------------------
                                  Name:       Tommy L. Byrd
                                  Title:      Vice President


                            CITIZENS BANK AND TRUST COMPANY


                            By:   /s/ Edward D. Douglas
                                  ------------------------------------------
                                  Name:       Edward D. Douglas
                                  Title:      President


                            AMERICAN INTERNATIONAL REFINERY, INC.


                            By:   /s/ George N. Faris
                                  ------------------------------------------
                                  Name:       George N. Faris
                                  Title:      CEO






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
                                LETTER AGREEMENT



                 THIS AGREEMENT is made this 22nd day of March, 1995 by and among MG TRADE FINANCE CORP., a Delaware corporation ("Lender"), and AMERICAN INTERNATIONAL REFINERY, Inc., a Louisiana corporation ("Borrower").

                                   WITNESSETH:

                 WHEREAS, Lender and Borrower have entered into a Loan and Security Agreement dated as of December 4, 1990 (such agreement, as amended, the "Loan Agreement") ; and

                 WHEREAS, Borrower is entering into a Subordination and Standby Agreement (the "AIRI Agreement"), dated the date hereof, with Gold Line Refining, Ltd., a Texas limited partnership ("Gold Line") and NationsBank of Texas, N.A., a national bank; and

                 WHEREAS, Lender is entering into a Subordination and Standby Agreement (the "MGTF Agreement"), dated the date hereof, with Gold Line and NationsBank; and

                 WHEREAS, capitalised terms used herein but not defined shall have the meanings assigned to such terms in the Loan Agreement; and

                 WHEREAS, Lender and Borrower each desire to make the agreements set forth herein;

                 NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1. Notwithstanding anything to the contrary contained in the Loan Agreement, Lender and Borrower hereby agree that the Termination Date of the Loan shall be March 31, 1998;

2. Notwithstanding anything to the contrary contained in the Loan Agreement, Lender and Borrower hereby agree that Borrower will pay to Lender fifty percent (50%) of all lease rental payments received by Borrower pursuant to the Gold Line Lease. Any lease rental payments received by Borrower pursuant to this paragraph 2 shall be applied first to accrued interest on the Loan and then to outstanding principal; provided, however, that Borrower will pay to Lender on the last day of each month accrued but unpaid interest due for such month.
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3.       Notwithstanding anything to the contrary contained in the Loan
         Agreement, Lender and Borrower hereby agree that Borrower will pay to Lender fifty percent (50%) of all payments received by Borrower pursuant to the AIRI Agreement. Any payments received by Borrower pursuant to this paragraph 3 shall be applied towards repayment of the outstanding principal of the Loan.

4. Lender and Borrower hereby agree that to the extent that payments made by Gold Line pursuant to the AIRI Agreement and the MGTF Agreement are insufficient to cover the amounts due to AIRI and MGTF on the AIRI Note (as defined in the AIRI Agreement) and the MGTF Note (as defined in the MGTF Agreement), respectively, any such payments made shall be shared pro rata by AIRI and MGTF in proportion to the amounts due under the AIRI Note and the MGTF Note, respectively.

5. Notwithstanding anything to the contrary contained in the Loan Agreement, Lender and Borrower hereby agree that Borrower will pay to Lender interest on the Loan at a fluctuating rate which is equal to one percent (1%) per annum above Prime Rate.

6. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

7. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective assignees, transferees, and successors.

8. This Agreement may be executed in counterparts, each of which shall be an original, but all of which, taken together, shall constitute the one and the same instrument.





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                 IN WITNESS WHEREOF, Lender and Borrower have executed this
Agreement by their duly authorized officers as of the date first above written.


                              MG TRADE FINANCE CORP.


                              By:   /s/ William D. Rutherford
                                    ------------------------------------------
                                    Name:       William D. Rutherford
                                    Title:      Director of Special Projects



                              By:   /s/ Tommy L. Byrd
                                    ------------------------------------------
                                    Name:       Tommy L. Byrd
                                    Title:      Vice President


                              AMERICAN INTERNATIONAL REFINERY, INC.


                              By:   /s/ George N. Faris
                                    ------------------------------------------
                                    Name:       George N. Faris
                                    Title:      CEO





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